MUNIYIELD
                                                                NEW YORK
                                                                INSURED
                                                                FUND II, INC.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                October 31, 1998

                    MuniYield New York Insured Fund II, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1998, the Common Stock of MuniYield New York Insured Fund II, Inc. earned $0.843 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.33%, based on a month-end per share net asset value of $15.82. Over the same period, the total investment return on the Fund's Common Stock was +10.24%, based on a change in per share net asset value from $15.18 to $15.82, and assuming reinvestment of $0.846 per share income dividends.

For the six-month period ended October 31, 1998, the total investment return on the Fund's Common Stock was +7.69%, based on a change in per share net asset value from $15.10 to $15.82, and assuming reinvestment of $0.417 per share income dividends.

For the six-month period ended October 31, 1998, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.22%; Series B, 3.17%; Series C, 3.09%; and Series D, 3.55%.

The Municipal Market Environment

During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over

MuniYield New York Insured Fund II, Inc.                        October 31, 1998

10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/ demand environment.

Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.

Portfolio Strategy

For the six-month period ended October 31, 1998, we managed the Fund with the intention of seeking to sustain an appealing level of tax-exempt income in addition to providing an attractive total return. Throughout the period, we maintained a fully invested position using any dips in the market to restructure the Fund more aggressively, while using market rallies to sell more aggressively structured bonds. Although the overall trend in interest rates declined during the period, market volatility created a trading range. Interest rates fluctuated rapidly during the period, reflecting changes in both the outlook for inflation and the Federal Reserve Board's monetary policy. Overall, the Fund was well-positioned to benefit from a decline in interest rates because we believed that inflation was not an obstacle.

Looking ahead, we believe that interest rates will fluctuate until a sustained slowdown in the US economy drives interest rates lower. Consequently, we will focus on extending the Fund's duration on any market back-ups in order to seek to enhance the Fund's total return.

In Conclusion

We appreciate your ongoing interest in MuniYield New York Insured Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

December 10, 1998

MuniYield New York Insured Fund II, Inc.                        October 31, 1998

PROXY RESULTS

During the six-month period ended October 31, 1998, MuniYield New York Insured Fund II, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted       Shares Withheld
                                                                                          For             From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:        James H. Bodurtha                    24,516,031           781,539
                                                  Herbert I. London                    24,516,045           781,525
                                                  Robert R. Martin                     24,516,031           781,539
                                                  Arthur Zeikel                        24,516,045           781,525

-----------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP as the Fund's
   independent auditors for the current fiscal year.                             24,436,741      243,443      617,386
-----------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1998, MuniYield New York Insured Fund II, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted       Shares Withheld
                                                                                          For             From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:
     James H. Bodurtha, Joseph L. May and Andre F. Perold:          Series A             2,646                 9
     Herbert I. London, Robert R. Martin and Arthur Zeikel:         Series A             2,638                17
     James H. Bodurtha, Herbert I. London, Robert R. Martin,
     Joseph L. May, Andre F. Perold and Arthur Zeikel as follows:   Series B             1,070                 0
                                                                    Series C               452                 0
                                                                    Series D               668                 0

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the current fiscal year as follows:
                                                                    Series A       2,642            9            4
                                                                    Series B       1,055           15            0
                                                                    Series C         452            0            0
                                                                    Series D         668            0            0
-----------------------------------------------------------------------------------------------------------------------

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

MuniYield New York Insured Fund II, Inc.                        October 31, 1998

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New York Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New York Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

MuniYield New York Insured Fund II, Inc.                        October 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                                     (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
New York--98.6%
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $ 4,095   Albany County, New York, Airport Authority, Airport Revenue Bonds, RITR, AMT,
                           Series RI-97-7, 8.17% due 12/15/2023 (c)(f)                                                    $  4,837
==================================================================================================================================
NR*      Aaa       3,000   Allegany County, New York, IDA, Civic Facilities Revenue Refunding Bonds (Alfred
                           University), 5% due 8/01/2028 (d)                                                                 2,954
==================================================================================================================================
A        A2        3,000   Allegany County, New York, IDA, Solid Waste Disposal Facility Revenue Bonds (Atlantic
                           Richfield Company), AMT, 6.625% due 9/01/2016                                                     3,267
==================================================================================================================================
A        A2        1,275   Battery Park City Authority, New York, Revenue Refunding Bonds, Junior--Series A, 5.80%
                           due 11/01/2022                                                                                    1,364
==================================================================================================================================
AAA      Aaa       4,300   Buffalo, New York, Sewer Authority Revenue Bonds, Series F, 6% due 7/01/2013 (b)                  4,957
==================================================================================================================================
                           Huntington, New York, Refunding, GO, UT (a):
NR*      Aaa         715     5.50% due 4/15/2010                                                                               789
NR*      Aaa         485     5.50% due 4/15/2011                                                                               534
NR*      Aaa         460     5.50% due 4/15/2012                                                                               507
NR*      Aaa         455     5.50% due 4/15/2013                                                                               500
NR*      Aaa         450     5.50% due 4/15/2014                                                                               492
NR*      Aaa         450     5.50% due 4/15/2015                                                                               489
==================================================================================================================================
AAA      Aaa      10,800   Long Island Power Authority, New York, Electric Systems Revenue Refunding Bonds,
                           Series A, 5.50% due 12/01/2029 (d)                                                               11,312
==================================================================================================================================
AAA      Aaa       9,570   Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds,
                           Series A, 6.375% due 7/01/2004 (d)(e)                                                            10,884
==================================================================================================================================
AAA      Aaa       5,000   Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Refunding
                           Bonds, Series B, 4.75% due 7/01/2026 (b)                                                          4,792
==================================================================================================================================
                           Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue Bonds,
                           Series A (b):
AAA      Aaa       5,250     5% due 4/01/2023                                                                                5,191
AAA      Aaa       7,100     4.75% due 4/01/2028                                                                             6,796
==================================================================================================================================
                           Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds:
AAA      Aaa       2,000     Series A, 6.10% due 7/01/2006 (c)(e)                                                            2,302
AAA      Aaa       2,500     Series C-1, 5.50% due 7/01/2022 (b)                                                             2,645
==================================================================================================================================
                           Metropolitan Transportation Authority, New York, Transit Facilities Revenue Refunding
                           Bonds, Series A (d):
AAA      Aaa       3,555     4.75% due 7/01/2021                                                                             3,421
AAA      Aaa       5,325     4.75% due 7/01/2024                                                                             5,111
==================================================================================================================================
BBB+     Baa1      3,000   Metropolitan Transportation Authority, New York, Transit Facilities, Service Contract,
                           Revenue Refunding Bonds, Series 5, 7% due 7/01/2012                                               3,281
==================================================================================================================================
                           Metropolitan Transportation Authority, New York, Transportation Facilities
                           Revenue Bonds (e):
AAA      Aaa       2,400     Series A, 6.10% due 7/01/2006 (c)                                                               2,762
AAA      Aaa      30,690     Series O, 6.375% due 7/01/2004 (d)                                                             34,905
==================================================================================================================================
AAA      Aaa       1,005   Mount Sinai, New York, Union Free School District, Refunding, GO, UT, 6.20%
                           due 2/15/2019 (a)                                                                                 1,180
==================================================================================================================================
                           Nassau County, New York, GO, UT, Series P (b)(e):
AAA      Aaa       3,250     6.50% due 11/01/2004                                                                            3,778
AAA      Aaa       3,685     6.50% due 11/01/2004                                                                            4,283
==================================================================================================================================
AAA      Aaa       3,000   New York City, New York, Cultural Resources Trust, Revenue Refunding Bonds (Museum of
                           Modern Art), Series A, 5.50% due 1/01/2021 (a)                                                    3,175
==================================================================================================================================

MuniYield New York Insured Fund II, Inc.                        October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                                     (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
New York (continued)
----------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, GO, UT:
A-       A3      $ 3,625     7.50% due 2/01/2006                                                                          $  4,055
AAA      Aaa       2,000     Series B, Fiscal 92, 7% due 2/01/2017 (a)                                                       2,208
AAA      Aaa       2,000     Series B, Fiscal 92, 7% due 2/01/2018 (a)                                                       2,208
==================================================================================================================================
                           New York City, New York, IDA, Civic Facility Revenue Bonds:
NR*      Aaa         885     (Anti-Defamation League Foundation), Series A, 5.50% due 6/01/2022 (d)                            938
AAA      Aaa      12,500     (USTA National Tennis Center Project), 6.375% due 11/15/2014 (c)                               14,060
==================================================================================================================================
A        A         7,485   New York City, New York, IDA, Special Facility Revenue Bonds, RITR,
                           AMT, Series RI-5, 8.195% due 1/01/2024 (f)                                                        8,516
==================================================================================================================================
                           New York City, New York, Municipal Water Finance Authority, Water and Sewer System
                           Revenue Bonds:
A-       A2       13,000     RITR, Series 21, 7.62% due 6/15/2029 (f)                                                       15,049
A        A1        1,290     Series A, 6.75% due 6/15/2017                                                                   1,390
AAA      Aaa       7,500     Series A, 4.75% due 6/15/2031 (b)                                                               7,142
AAA      Aaa       2,000     Series A-1994, 7% due 6/15/2015 (b)                                                             2,173
AAA      Aaa       1,500     Series F, 5.50% due 6/15/2023 (d)                                                               1,574
==================================================================================================================================
                           New York City, New York, Municipal Water Finance Authority, Water and Sewer System
                           Revenue Refunding Bonds:
AAA      Aaa       5,000     Series A, 6% due 6/15/2005 (d)(e)                                                               5,631
AAA      Aaa       5,000     Series D, 4.75% due 6/15/2025 (b)                                                               4,795
A1+      VMIG1+    1,500     VRDN, Series A, 3.70% due 6/15/2025 (b)(g)                                                      1,500
==================================================================================================================================
                           New York City, New York, Transitional Finance Authority Revenue Bonds, Future Tax
                           Secured, Series B (b):
AAA      Aaa       7,500     4.75% due 11/15/2023                                                                            7,203
AAA      Aaa      10,000     4.50% due 11/15/2027                                                                            9,224
==================================================================================================================================
A1+      VMIG1+      300   New York, New York, GO, UT, VRDN, Series B, 3.60% due 10/01/2022 (b)(g)                             300
==================================================================================================================================
A-       A3        3,400   New York, New York, Refunding, GO, UT, Series J, 5% due 8/01/2023                                 3,324
==================================================================================================================================
                           New York State Dormitory Authority Revenue Bonds:
AAA      Aaa      11,165     (City University System), Third Generation Reserves, Series 2, 6.875% due 7/01/2004 (d)(e)     13,022
AAA      Aaa       3,000     (City University System), Third Resolution, Series 1, 6.25% due 7/01/2004 (a)(e)                3,405
AAA      Aaa       3,640     (City University System), Third Resolution, Series 1, 6.25% due 7/01/2004 (a)(e)                4,132
AAA      Aaa       6,290     (City University System), Third Resolution, Series 1, 6.30% due 7/01/2024 (a)                   7,049
AAA      Aaa       1,375     (Consolidated City University System), Second Generation, Series A, 5.75% due 7/01/2018 (c)     1,532
A-       A3        2,340     (Mental Health Services Facilities Improvement), 6% due 8/15/2016                               2,637
AAA      Aaa       4,350     (Mental Health Services Facilities Improvement), Series F, 4.50% due 8/15/2028 (a)              4,008
AAA      Aaa       6,000     (Mount Sinai School of Medicine), Series A, 5.15% due 7/01/2024 (d)                             6,244
AAA      Aaa       1,105     (New School of Social Research), 5.75% due 7/01/2026 (d)                                        1,202
AAA      Aaa       2,000     (New York University), Series A, 5.75% due 7/01/2027 (d)                                        2,267
NR*      Aaa       8,125     RITR, Series 1, 7.885% due 7/01/2027 (f)                                                       10,293
AAA      Aaa       3,500     (Saint Barnabas Hospital), 5.45% due 8/01/2035 (a)(h)                                           3,617
AAA      Aaa       1,050     (Saint John's University), 6.875% due 7/01/2011 (a)                                             1,149
AAA      Aaa      12,000     (Sloan Kettering Cancer Memorial), 5.50% due 7/01/2023 (d)                                     13,078
BBB+     Baa1      1,000     (State University Athletic Facilities), 7.25% due 7/01/2021                                     1,089
AAA      Aaa      12,230     (State University Educational Facilities), Series B, 6.25% due 5/15/2004 (d)(e)                13,854
AAA      Aaa       2,000     (State University Educational Facilities), Series B, 5.75% due 5/15/2004 (b)(e)                 2,184
==================================================================================================================================

MuniYield New York Insured Fund II, Inc.                        October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                                     (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
New York (continued)
----------------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority Revenue Refunding Bonds:
AAA      Aaa     $10,000     (Mental Health Services Facilities Improvement), Series D, 4.75% due 2/15/2025 (d)           $  9,593
AAA      Aaa       1,500     (New York & Presbyterian Hospital), Series A, 4.75% due 8/01/2027 (a)                           1,432
AAA      Aaa       4,000     (North Shore University Hospital), 5.25% due 11/01/2019 (d)                                     4,097
AAA      Aaa       5,000     (Rockefeller University), 4.75% due 7/01/2037                                                   4,770
AAA      Aaa       4,500     (State University Educational Facilities), Series A, 5.875% due 5/15/2011 (b)                   5,139
A-       A3        1,500     (State University Educational Facilities), Series A, 5.50% due 5/15/2019                        1,608
A-       A3        2,000     (State University Educational Facilities), Series A, 5.25% due 5/15/2021                        2,081
AAA      Aaa      13,660     (State University Educational Facilities), Series A, 4.75% due 5/15/2025 (d)                   13,103
==================================================================================================================================
                           New York State Energy Research and Development Authority, Facilities Revenue Bonds
                           (Consolidated Edison Company Inc.), AMT, Series A:
AAA      Aaa       2,000     6.75% due 1/15/2027 (d)                                                                         2,128
AAA      Aaa       3,785     6.75% due 1/15/2027 (a)                                                                         4,030
==================================================================================================================================
AAA      Aaa       4,200   New York State Energy Research and Development Authority, Facilities Revenue Bonds,
                           RITR, Series 19, 8.47% due 8/15/2020 (f)                                                          5,142
==================================================================================================================================
                           New York State Energy Research and Development Authority, Gas Facilities Revenue Bonds:
AAA      Aaa      12,000     (Brooklyn Union Gas Company), AMT, Series A, 6.75% due 2/01/2024 (d)                           13,181
AAA      Aaa       6,255     (Brooklyn Union Gas Company), AMT, Series B, 6.75% due 2/01/2024 (d)                            6,873
AAA      Aaa      14,355     RITR, Series 9, 7.27% due 1/01/2021 (d)(f)                                                     15,893
==================================================================================================================================
AAA      Aaa       3,600   New York State Energy Research and Development Authority, PCR, Refunding (Rochester
                           Gas and Electric Project), AMT, Series B, 6.50% due 5/15/2032 (d)                                 3,926
==================================================================================================================================
A1+      NR*       4,900   New York State Energy Research and Development Authority,
                           Various PCR (Niagara Power Corporation Project), VRDN, AMT, Series B, 3.75%
                           due 7/01/2027 (g)                                                                                 4,900
==================================================================================================================================
A-       Aa        5,000   New York State Environmental Facilities Corporation, PCR, RITR, Series RI-1, 7.895%
                           due 6/15/2014 (f)                                                                                 5,930
==================================================================================================================================
AAA      Aaa       1,040   New York State HFA, M/F Housing Revenue Bonds, AMT, Series A, 7.75% due 11/01/2020 (a)            1,112
==================================================================================================================================
AAA      Aaa       6,575   New York State Local Government Assistance Corporation, RITR, Series 22, 8.27%
                           due 4/01/2024 (a)(f)                                                                              8,015
==================================================================================================================================
                           New York State Medical Care Facilities, Finance Agency Revenue Bonds:
AAA      Aaa       5,535     (Brookdale Hospital Medical Center), Series A, 6.85% due 2/15/2005 (e)                          6,493
AAA      Aaa       2,790     (Health Center Project--Second Mortgage), Series A, 6.375% due 11/15/2019 (a)                   3,200
AAA      Aaa       3,000     (Mental Health), Series E, 6.50% due 8/15/2015 (c)                                              3,398
AAA      Aaa       1,500     (Mental Health Services Facilities), Series A, 6% due 2/15/2025 (d)                             1,662
AAA      Aaa      12,250     (New York Hospital Mortgage), Series A, 6.50% due 2/15/2005 (a)(e)(h)                          14,136
AAA      Aaa      12,850     (New York Hospital Mortgage), Series A, 6.80% due 2/15/2005 (a)(e)(h)                          15,040
AAA      Aaa       3,700     Series F, 6.50% due 8/15/2002 (c)(e)                                                            4,126
==================================================================================================================================
AAA      Aaa       5,200   New York State Medical Care Facilities, Finance Agency Revenue Refunding Bonds
                           (Hospital and Nursing Home), Series C, 6.375% due 8/15/2029 (d)                                   5,710
==================================================================================================================================
                           New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds:
NR*      Aa2       3,270     AMT, Series 44, 7.50% due 4/01/2026                                                             3,579
AAA      Aaa       1,000     Series 43, 6.45% due 10/01/2017 (d)                                                             1,088
==================================================================================================================================
NR*      Aaa       4,000   New York State Mortgage Agency Revenue Bonds, RITR, AMT, Series 24, 7.72%
                           due 10/01/2028 (f)                                                                                4,474
==================================================================================================================================

MuniYield New York Insured Fund II, Inc.                        October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                                     (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
New York (continued)
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $ 2,050   New York State Power Authority, Revenue Refunding and General Purpose Bonds, Series CC,
                           5% due 1/01/2003 (d)(e)                                                                        $  2,180
==================================================================================================================================
AAA      Aaa       3,400   New York State Thruway Authority, General Revenue Bonds, Series C, 6% due 1/01/2005 (b)(e)        3,830
==================================================================================================================================
AAA      Aaa      11,000   New York State Thruway Authority, Highway and Bridge Trust Fund, Series B, 6.25%
                           due 4/01/2004 (b)(e)                                                                             12,436
==================================================================================================================================
                           New York State Thruway Authority, Service Contract Revenue Bonds (Local Highway and
                           Bridge), Series A-2 (d):
AAA      Aaa       7,000     5.375% due 4/01/2016                                                                            7,325
AAA      Aaa       5,000     5% due 4/01/2018                                                                                4,994
==================================================================================================================================
AAA      Aaa       2,295   New York State Urban Development Corporation, Revenue Refunding Bonds (Correctional
                           Capital Facilities), Series A, 5.25% due 1/01/2014 (c)                                            2,438
==================================================================================================================================
AAA      Aaa       4,725   Niagara Falls, New York, Bridge Commission Toll Revenue Bonds, 6.125% due 10/01/2002 (b)(e)       5,222
==================================================================================================================================
AAA      Aaa       1,000   Niagara Falls, New York, Water Treatment Plant, UT, AMT, 7.25% due 11/01/2010 (d)                 1,251
==================================================================================================================================
AAA      Aaa       1,260   North Country, New York, Development Authority, Solid Waste Management System,
                           Revenue Refunding Bonds, 6% due 5/15/2015 (c)                                                     1,434
==================================================================================================================================
                           North Hempstead, New York, GO, UT, Refunding, Series B (b):
AAA      Aaa       1,745     6.40% due 4/01/2013                                                                             2,086
AAA      Aaa         555     6.40% due 4/01/2017                                                                               662
==================================================================================================================================
AAA      Aaa       1,665   Oneida County, New York, IDA Revenue Bonds, Civic Facility (Mohawk Valley Network Inc.),
                           Series A, 5.20% due 2/01/2013 (c)                                                                 1,719
==================================================================================================================================
AAA      Aaa       1,080   Oneida County, New York, Refunding, GO, UT, 5.50% due 3/15/2009 (b)                               1,187
==================================================================================================================================
                           Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-      A1        3,000     71st Series, 6.50% due 1/15/2026                                                                3,205
AAA      Aaa       2,000     71st Series, 6.50% due 1/15/2026 (b)                                                            2,136
AAA      Aaa       3,200     104th Series, 4.75% due 1/15/2026 (a)                                                           3,086
AAA      Aaa       6,300     116th Series, 4.50% due 10/01/2018                                                              5,974
AAA      Aaa      10,000     116th Series, 4.25% due 10/01/2026 (b)                                                          8,905
==================================================================================================================================
AAA      Aaa       4,000   Port Authority of New York and New Jersey, RITR, AMT, 108th Series, 7.885%
                           due 1/15/2017 (c)(f)                                                                              4,693
==================================================================================================================================
                           Port Authority of New York and New Jersey, Special Obligation Revenue Refunding Bonds
                           (Versatile Structure Obligation), VRDN (g):
A1       VMIG1+    2,000     AMT, Series 1R, 3.85% due 8/01/2028                                                             2,000
A1+      VMIG1+    1,100     Series 2, 3.70% due 5/01/2019                                                                   1,100
==================================================================================================================================
AAA      Aaa       2,500   St. Lawrence County, New York, Industrial Development Civic Facility Revenue Bonds
                           (St. Lawrence University Project), Series A, 5.375% due 7/01/2018 (d)                             2,593
==================================================================================================================================
                           Syracuse, New York, COP (Syracuse Hancock International Airport), AMT (b):
AAA      Aaa       3,650     6.625% due 1/01/2012                                                                            3,989
AAA      Aaa       3,120     6.50% due 1/01/2017                                                                             3,391
==================================================================================================================================
BBB+     Baa1      4,000   Triborough Bridge and Tunnel Authority, New York (Convention Center Project), Series E,
                           7.25% due 1/01/2010                                                                               4,813
==================================================================================================================================
                           Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding Bonds:
A+       Aa3       1,000     Series B, 5% due 1/01/2020                                                                      1,009
AAA      Aaa       2,000     Series Y, 6.125% due 1/01/2021 (i)                                                              2,338
==================================================================================================================================

MuniYield New York Insured Fund II, Inc.                        October 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face                                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                                     (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
New York (concluded)
----------------------------------------------------------------------------------------------------------------------------------
                           Triborough Bridge and Tunnel Authority, New York, Special Obligation Revenue
                           Refunding Bonds:
AAA      Aaa     $ 1,030     6.25% due 1/01/2012 (a)                                                                      $  1,111
AAA      Aaa       2,265     Series A, 5.125% due 1/01/2011 (d)                                                              2,401
AAA      Aaa       2,000     Series B, 6.875% due 1/01/2015 (a)                                                              2,160
==================================================================================================================================
Total Investments (Cost--$548,168)--98.6%                                                                                  586,087

Other Assets Less Liabilities--1.4%                                                                                          8,571
                                                                                                                          --------
Net Assets--100.0%                                                                                                        $594,658
                                                                                                                          ========
==================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(h)   FHA Insured.
(i)   CAPMAC Insured.
+     Highest short-term rating by Moody's Investors Service, Inc.
*     Not Rated.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.

QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ............................................................     85.8%
AA/Aa ..............................................................      2.3
A/A ................................................................      7.3
BBB/Baa ............................................................      1.5
Other* .............................................................      1.7
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.

MuniYield New York Insured Fund II, Inc.                        October 31, 1998

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1998

======================================================================================================================
Assets:         Investments, at value (identified cost--$548,168,254) (Note 1a) .........                 $586,087,459
                Cash ....................................................................                       34,400
                Receivables:
                  Interest ..............................................................  $ 10,249,453
                  Securities sold .......................................................     9,184,466     19,433,919
                                                                                           ------------
                Prepaid expenses and other assets .......................................                       19,427
                                                                                                          ------------
                Total assets ............................................................                  605,575,205
                                                                                                          ------------
======================================================================================================================
Liabilities:    Payables:
                  Securities purchased ..................................................    10,000,265
                  Dividends to shareholders (Note 1f) ...................................       480,741
                  Investment adviser (Note 2) ...........................................       262,440     10,743,446
                                                                                           ------------
                Accrued expenses and other liabilities ..................................                      173,974
                                                                                                          ------------
                Total liabilities .......................................................                   10,917,420
                                                                                                          ------------
======================================================================================================================
Net Assets:     Net assets ..............................................................                 $594,657,785
                                                                                                          ============
======================================================================================================================
Capital:        Capital Stock (200,000,000 shares authorized) (Note 4):
                  Preferred Stock, par value $.05 per share (6,960 shares of AMPS*
                  issued and outstanding at $25,000 per share liquidation preference) ...                 $174,000,000
                  Common Stock, par value $.10 per share (26,592,191 shares issued and outstanding) ......................................................  $ 2,659,219
                Paid-in capital in excess of par ........................................  380,433,873
                Undistributed investment income--net ....................................    2,000,229
                Accumulated realized capital losses on investments--net .................   (2,354,741)
                Unrealized appreciation on investments--net .............................   37,919,205
                                                                                           ------------
                Total--Equivalent to $15.82 net asset value per share of Common Stock
                (market price--$15.4375) ................................................                  420,657,785
                                                                                                          ------------
                Total capital ...........................................................                 $594,657,785
                                                                                                          ============
======================================================================================================================

            *     Auction Market Preferred Stock.

                  See Notes to Financial Statements.

MuniYield New York Insured Fund II, Inc.                        October 31, 1998

Statement of Operations

                                                                                             For the Year Ended
                                                                                               October 31, 1998
===============================================================================================================
Investment Income    Interest and amortization of premium and discount earned ...                 $ 30,186,750
(Note 1d):
===============================================================================================================
Expenses:            Investment advisory fees (Note 2) ..........................  $  2,775,072
                     Commission fees (Note 4) ...................................       416,534
                     Professional fees ..........................................       105,251
                     Transfer agent fees ........................................        73,492
                     Accounting services (Note 2) ...............................        51,834
                     Custodian fees .............................................        32,293
                     Listing fees ...............................................        24,390
                     Directors' fees and expenses ...............................        23,221
                     Pricing fees ...............................................        19,696
                     Other ......................................................        11,830
                                                                                    -----------
                     Total expenses .............................................                    3,533,613
                                                                                                  ------------
                     Investment income--net .....................................                   26,653,137
                                                                                                  ------------
===============================================================================================================
Realized &           Realized gain on investments--net ..........................                   15,690,747
Unrealized Gain      Change in unrealized appreciation on investments--net ......                     (667,130)
(Loss) on                                                                                         ------------
Investments--Net     Net Increase in Net Assets Resulting from Operations .......                 $ 41,676,754
(Notes 1b, 1d & 3):                                                                               ============
===============================================================================================================

Statements of Changes in Net Assets

                                                                                                For the Year Ended October 31,
                                                                                                ------------------------------
Increase (Decrease) in Net Assets:                                                                   1998             1997
==============================================================================================================================
Operations:          Investment income--net ..................................................  $  26,653,137    $  20,346,467
                     Realized gain on investments--net .......................................     15,690,747        5,879,051
                     Change in unrealized appreciation on investments--net ...................       (667,130)       9,153,298
                                                                                                -------------    -------------
                     Net increase in net assets resulting from operations ....................     41,676,754       35,378,816
                                                                                                -------------    -------------
==============================================================================================================================
Dividends &          Investment income--net:
Distributions to       Common Stock ..........................................................    (20,787,847)     (15,161,332)
Shareholders           Preferred Stock .......................................................     (5,533,891)      (4,351,319)
(Note 1f):           Realized gain on investments--net:
                       Common Stock ..........................................................        (66,383)              --
                       Preferred Stock .......................................................        (18,055)              --
                                                                                                -------------    -------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders .........................................................    (26,406,176)     (19,512,651)
                                                                                                -------------    -------------
==============================================================================================================================
Capital Stock        Proceeds from issuance of Common Stock resulting from reorganization ....     83,897,738      144,780,654
Transactions         Offering costs from issuance of Common Stock resulting from reorganization      (262,206)        (366,791)
(Notes 1e & 4):      Proceeds from issuance of Preferred Stock resulting from reorganization .     30,000,000       74,000,000
                                                                                                -------------    -------------
                     Net increase in net assets derived from capital stock transactions ......    113,635,532      218,413,863
                                                                                                -------------    -------------
==============================================================================================================================
Net Assets:          Total increase in net assets ............................................    128,906,110      234,280,028
                     Beginning of year .......................................................    465,751,675      231,471,647
                                                                                                -------------    -------------
                     End of year* ............................................................  $ 594,657,785    $ 465,751,675
                                                                                                =============    =============
==============================================================================================================================
                    *Undistributed investment income--net (Note 1g) ..........................  $   2,000,229    $   1,657,552
                                                                                                =============    =============
==============================================================================================================================

                        See Notes to Financial Statements.

MuniYield New York Insured Fund II, Inc.                        October 31, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                  For the Year Ended October 31,
                                                                           ------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                      1998        1997        1996       1995       1994
=================================================================================================================================
Per Share            Net asset value, beginning of year .................  $  15.18    $  14.53    $  14.63   $  13.13   $  15.89
Operating                                                                  --------    --------    --------   --------   --------
Performance:         Investment income--net .............................      1.05        1.08        1.04       1.07       1.07
                     Realized and unrealized gain (loss) on
                     investments--net ...................................       .66         .66        (.09)      1.50      (2.76)
                                                                           --------    --------    --------   --------   --------
                     Total from investment operations ...................      1.71        1.74         .95       2.57      (1.69)
                                                                           --------    --------    --------   --------   --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net ...........................      (.84)       (.84)       (.82)      (.84)      (.87)
                       Realized gain on investments--net ................        --+         --          --         --       (.01)
                                                                           --------    --------    --------   --------   --------
                     Total dividends and distributions to
                     Common Stock shareholders ..........................      (.84)       (.84)       (.82)      (.84)      (.88)
                                                                           --------    --------    --------   --------   --------
                     Capital charge resulting from issuance of
                     Common Stock .......................................      (.01)       (.02)         --         --         --
                                                                           --------    --------    --------   --------   --------
                     Effect of Preferred Stock activity:++
                       Dividends and distributions to Preferred Stock
                       shareholders:
                         Investment income--net .........................      (.22)       (.23)       (.23)      (.23)      (.19)
                         Realized gain on investments--net ..............        --+         --          --         --         --+
                                                                           --------    --------    --------   --------   --------
                     Total effect of Preferred Stock activity ...........      (.22)       (.23)       (.23)      (.23)      (.19)
                                                                           --------    --------    --------   --------   --------
                     Net asset value, end of year .......................  $  15.82    $  15.18    $  14.53   $  14.63   $  13.13
                                                                           ========    ========    ========   ========   ========
                     Market price per share, end of year ................  $15.4375    $  14.25    $ 13.375   $  13.25   $  11.00
                                                                           ========    ========    ========   ========   ========
=================================================================================================================================
Total Investment     Based on market price per share ....................     14.60%      13.15%       7.28%     28.61%    (22.96%)
Return:*                                                                   ========    ========    ========   ========   ========
                     Based on net asset value per share .................     10.24%      10.95%       5.55%     18.96%    (11.75%)
                                                                           ========    ========    ========   ========   ========
=================================================================================================================================
Ratios to Average    Expenses ...........................................       .64%        .68%        .71%       .74%       .74%
Net Assets:**                                                              ========    ========    ========   ========   ========
                     Investment income--net .............................      4.81%       5.04%       5.00%      5.27%      5.09%
                                                                           ========    ========    ========   ========   ========
=================================================================================================================================
Supplemental         Net assets, net of Preferred Stock, end of year
Data:                (in thousands) .....................................  $420,658    $321,752    $161,472   $162,655   $145,977
                                                                           ========    ========    ========   ========   ========
                     Preferred Stock outstanding, end of year
                     (in thousands) .....................................  $174,000    $144,000    $ 70,000   $ 70,000   $ 70,000
                                                                           ========    ========    ========   ========   ========
                     Portfolio turnover .................................    136.43%     121.49%     118.28%    110.76%     36.79%
                                                                           ========    ========    ========   ========   ========
=================================================================================================================================
Leverage:            Asset coverage per $1,000 ..........................   $ 3,418    $  3,234    $  3,307   $  3,324   $  3,085
                                                                           ========    ========    ========   ========   ========
=================================================================================================================================
Dividends Per Share  Series A--Investment income--net ...................  $    849    $    865    $    913   $    910   $    759
On Preferred Stock                                                         ========    ========    ========   ========   ========
Outstanding:+++      Series B--Investment income--net ...................  $    825    $    643          --         --         --
                                                                           ========    ========    ========   ========   ========
                     Series C--Investment income--net ...................  $    785    $    667          --         --         --
                                                                           ========    ========    ========   ========   ========
                     Series D--Investment income--net ...................  $    628          --          --         --         --
                                                                           ========    ========    ========   ========   ========
=================================================================================================================================

            *     Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
            **    Do not reflect the effect of dividends to Preferred Stock
                  shareholders.
            +     Amount is less than $.01 per share.
            ++    The Fund's Preferred Stock was issued on September 16, 1992
                  (Series A), January 27, 1997 (Series B and Series C) and
                  February 9, 1998 (Series D).
            +++   Dividends per share have been adjusted to reflect a
                  two-for-one stock split that occurred on December 1, 1994.

                  See Notes to Financial Statements.

MuniYield New York Insured Fund II, Inc.                        October 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New York Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering costs--Direct expenses relating to the issuance of Common Stock resulting from reorganization were charged to capital.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $11,278 have been reclassified between accumulated net realized capital

MuniYield New York Insured Fund II, Inc.                        October 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities and securities acquired through the reorganization, for the year ended October 31, 1998 were $731,759,870 and $717,353,053, respectively.

Net realized gains (losses) for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                    Realized          Unrealized
                                                      Gains             Gains
--------------------------------------------------------------------------------
Long-term investments ..........................  $16,304,054        $37,919,205
Financial futures contracts ....................     (613,307)                --
                                                  -----------        -----------
Total ..........................................  $15,690,747        $37,919,205
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $37,822,133, of which $38,434,217 related to appreciated securities and $612,084 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $548,265,326.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 increased by 5,397,154 and 10,080,205, respectively, pursuant to a plan of reorganization.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1998 were as follows: Series A, 3.25%; Series B, 3.30%; Series C, 3.45%; and Series D, 3.35%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 increased by 1,200 and 2,960, respectively, pursuant to a plan of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $191,084 as commissions.

5. Acquisition of Taurus MuniNew York Holdings, Inc.:

On February 9, 1998, the Fund acquired all of the net assets of Taurus MuniNew York Holdings, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 6,782,117 Common Stock shares and 1,200 AMPS shares of Taurus MuniNew York Holdings, Inc. for 5,397,154 Common Stock shares and 1,200 AMPS shares of the Fund. Taurus MuniNew York Holdings, Inc.'s net assets on that date of $113,898,593, including $9,119,231 of unrealized appreciation and $458,687 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $587,371,200.

6. Subsequent Event:

On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069006 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.

MuniYield New York Insured Fund II, Inc.                        October 31, 1998

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniYield New York Insured Fund II, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniYield New York Insured Fund II, Inc., including the schedule of investments, as of October 31, 1998, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1996 of MuniYield New York Insured Fund II, Inc., were audited by other auditors whose report dated December 3, 1996, expressed an unqualified opinion on such financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of MuniYield New York Insured Fund II, Inc. at October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                             /s/ Ernst & Young LLP

Princeton, New Jersey
December 1, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield New York Insured Fund II, Inc. during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the taxable ordinary income distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
                                                        Payable        Ordinary
                                                         Date           Income
--------------------------------------------------------------------------------
Common Stock Shareholders                              12/30/97        $ .003132
--------------------------------------------------------------------------------
Preferred Stock Shareholders:   Series A               11/24/97        $3.59
                                Series B               11/26/97        $2.67
                                Series C               12/04/97        $2.77
--------------------------------------------------------------------------------
Please retain this information for your records.

Officers and Directors

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MYT

This report, including the financial information herein, is transmitted to the shareholders of MuniYield New York Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New York
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16350--10/98

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